Exhibit 10.1

                               THEODORE B. SHAPIRO
                          2300 Glades Road, Suite 100-W
                            Boca Raton, Florida 33431



                                October 14, 2004


The Sagemark Companies Ltd.
1285 Avenue of the Americas, 35th Floor
New York, New York 10019

Gentlemen:

         Reference is made to the Executive Employment Agreement dated May 25, 2001 between the undersigned and The Sagemark Companies Ltd. (the "Employment Agreement"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

         This shall confirm my agreement to limit the Bonus to which I am entitled under Section 4 of the Employment Agreement to a maximum of $200,000 in calendar years 2004 and 2005 (and to a prorated amount based upon such $200,000 maximum amount as provided in the Employment Agreement with respect to calendar year 2006).

         The foregoing shall constitute an amendment to the Employment Agreement. Other than as set forth herein, all of the other terms and provisions of the Employment Agreement shall remain in full force and effect and shall not be amended hereby.

                                             Very truly yours,

                                             /s/ THEODORE B. SHAPIRO
                                             --------------------------------
                                             Theodore B. Shapiro


AGREED TO AND ACCEPTED
As of this 14th day of October, 2004

The Sagemark Companies Ltd.

By: /s/ GEORGE W. MAHONEY
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Print Name and Title

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